SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

SNACKHEALTHY, INC.
(exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

15132 Park of Commerce Blvd., Jupiter, Fl 33478
(Address of principal executive offices)

Registrant's telephone number, including area code: (561) 935-6449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

In September, 2013, Snackhealthy, Inc., a Nevada corporation (the "Registrant" or the “Company”), received a notice from its independent registered public accounting firm, Ron R. Chadwick, P.C. (“Chadwick”) , that he was leaving public accounting and resigning effective as of December 31, 2013.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	Effective as of December 31, 2013, Chadwick resigned as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such resignation on January 21, 2014.

iii.	Chadwick’s audit reports on the financial statements of the Company for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.	Since January 10, 2011, the date the Company engaged Chadwick as the Company’s independent registered public accounting firm in connection with Chadwick’s audits of the Company’s annual financial statements as of and for the fiscal years ended June 30, 2013, 2012 and 2011, respectively, and Chadwick’s reviews of the Company’s quarterly interim unaudited financial information from December 31, 2010 through September 30, 2013 (last quarterly period under review by Chadwick on Form 10-Q filed by the Company on November 14, 2013 prior to Chadwick’s effective date of resignation) through the date of resignation as of December 31, 2013, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Chadwick to make reference in connection with Chadwick’s opinion to the subject matter of the disagreement.

v.	In connection with the audited financial statements of the Company for the years ended June 30, 2013, 2012 and 2011, and quarterly interim unaudited financial information from December 31, 2010 through September 30, 2013 and through the date of Chadwick’s effective date of resignation as of December 31, 2013, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.

The Company provided Chadwick with a copy of this Current Report on Form 8-K and requested that Chadwick furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Chadwick, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

(b)	Engagement of New Independent Registered Public Accounting Firm.

On January 21, 2014, the Company retained Cutler & Co., LLC, as the Company’s new independent registered public accounting firm. This engagement was approved by the Board of Directors. During the years ended June 30, 2012 and 2013 and any subsequent interim period through the date hereof, the Registrant has not consulted with Cutler & Co., LLC regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Ron R. Chadwick, P.C., dated January 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNACKHEALTHY, INC.

Dated: January 27, 2014	By:	/s/ Katherine T. West
Katherine T. West
President